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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1995 included in the Columbia Gas System, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                                 /s/ Arthur Andersen, LLP
                                                 ---------------------------
                                                 ARTHUR ANDERSEN LLP

Dated: November 22, 1995